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As filed with the Securities and Exchange Commission on May 19, 2003.

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2003

PETCO Animal Supplies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23574	33-0479906
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9125 Rehco Road
San Diego, California 92121
(Address of Principal Executive Offices, including zip code)

(858) 453-7845
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release issued by PETCO Animal Supplies, Inc. on May 19, 2003.

ITEM 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition).

        The information contained in this Item 9 is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216, and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

        On May 19, 2003, PETCO Animal Supplies, Inc. issued a press release updating its guidance for the first quarter of fiscal 2003 ended May 3, 2003 and the fiscal year ending January 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

        The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of PETCO Animal Supplies, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2003	PETCO ANIMAL SUPPLIES, INC.
	By:	/s/ JAMES M. MYERS

	Name:	James M. Myers
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
99.1	Press release issued by PETCO Animal Supplies, Inc. on May 19, 2003.

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  ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  ITEM 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition).
SIGNATURES
EXHIBIT INDEX